Events after reporting period	12 Months Ended
Dec. 31, 2025
Disclosure of non-adjusting events after reporting period [abstract]
Events after reporting period [Text Block]

35. Events after reporting period

On January 9, 2026, Hudbay closed the previously announced strategic investment from Mitsubishi for a 30% minority interest in Copper World, which owns the fully-permitted Copper World project in Arizona. On closing, Mitsubishi contributed approximately $420 million of cash to Copper World, and it will contribute an additional $180 million in cash within 18 months in accordance with the terms of the definitive subscription agreement. As a result of the strategic investment, Hudbay continues to control Copper World and the Copper World Transaction will be accounted for as an equity transaction resulting in the recognition of non-controlling interest.